SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 15, 2005

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

           Delaware                        0-19771               22-2786081
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(State or Other Jurisdiction      (Commission file Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

               200 Route 17, Mahwah, New Jersey           07430
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On November 15, 2005 the Registrant announced its financial results for the third quarter and nine months ended September 30, 2005. The press release relating to such announcement is filed as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      99.1 Press Release dated November 15, 2005 announcing the financial results.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of November 2005.

                                  DATA SYSTEMS & SOFTWARE INC.

                                  By: /S/ GEORGE MORGENSTERN
                                      -------------------------------
                                  Name:   George Morgenstern
                                  Title:  President and Chief Executive Officer